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                                                                    EXHIBIT 23.1
                      Consent of Independent Accountants

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 21, 1997 appearing on page F-2 of Nutraceutical International Corporation's Prospectus dated February 19, 1998, constituting part of the Registration Statement on Form S-1 (No. 333-41909).

/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP

Salt Lake City, Utah
April 8, 1998